Exhibit 10.17
EXECUTION COPY
AMENDMENT AGREEMENT TO WARRANT CONFIRMATION
     THIS AMENDMENT AGREEMENT (this “Agreement”) is made as of September 25, 2009, between Bank of America, N.A. (“Dealer”) and Gaylord Entertainment Company (“Counterparty”).
     WHEREAS, Dealer and Counterparty are parties to a Confirmation dated as of September 24, 2009 (the “Confirmation”) evidencing a Warrant Transaction (Ref. NY-39075);
     WHEREAS, the parties wish to amend the Confirmation on the terms and conditions set forth in this Agreement;
     NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto agree as follows:
     Section 1. Terms Used but Not Defined Herein. Terms used but not defined herein shall have the respective meanings given to them in the Confirmation.
     Section 2. Amendment to the Confirmation.
(a)	The “Premium” under Exhibit B to the Confirmation shall be replaced with USD 8,748,000.

(b)	The “Number of Warrants” under Annex C shall be replaced with 29,358 for Components 1 through 89 and 29,336 for Component 90. For the avoidance of doubt, references to the “Number of Warrants” in the definitions of “Warrant Equity Percentage” and “Pro Forma Foreign Ownership Percentage” shall be construed as references to the aggregate Number of Warrants for all unexpired Components.

(c)	The reference to “4,403,664” under the caption “Limitation On Delivery of Shares” is replaced with “5,284,397”.
     Section 3. Representations and Warranties.
     Counterparty represents and warrants to Dealer as follows:
(a)	On the date of this Agreement, (A) Counterparty is not aware of any material nonpublic information regarding Counterparty or the Shares and (B) the Offering Memorandum does not contain any untrue statement of a material fact or any omission of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)	Counterparty is not entering into this Agreement for the purpose of (i) creating actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or (ii) raising or depressing or otherwise manipulating the price of the Shares (or any security convertible into or exchangeable for the Shares), in either case in violation of the Exchange Act.

(c)	The representations and warranties of Counterparty set forth in the Confirmation and in Section 3 of the Agreement as defined in the Confirmation are true and correct and are hereby deemed to be repeated to Dealer as if set forth herein with (i) each reference therein to the Transaction being deemed to refer to the Transaction as amended by this Agreement and (ii) each representation or warranty therein that is made as of, or with respect to the state of affairs on, the Trade Date being deemed to be made as of, or with respect to the state of affairs on, the date of this Agreement.

     Section 4. Effectiveness. This Agreement shall become effective upon execution by the parties hereto.
     Section 5. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.
     Section 6. Governing Law. This Agreement shall be governed by the laws of the State of New York (including Title 14 of the New York General Obligations Law but otherwise without reference to its choice of law doctrine).
     Section 7. Effectiveness of Confirmation. Except as amended hereby, all the terms of the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the date and year first above written.

GAYLORD ENTERTAINMENT COMPANY

By:	/s/ Carter R. Todd

Name:	Carter R. Todd
Title:	EVP and General Counsel
[Counterparty Signature Page]

Agreed and accepted by:
BANK OF AMERICA, N.A.

By:	/s/ Christopher A. Hutmaker

Name: Christopher A. Hutmaker
Title: Managing Director
[Signature Page]